Net Loss Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Net Loss Per Share
19. Net Loss Per Share

	Year Ended December 31,
	2018 $	2017 $	2016 $
Net loss attributable to shareholders of Teekay Corporation	(79,237)	(163,276)	(123,182)
The Company's portion of the Inducement Premium and Exchange Contribution charged to retained earnings by Teekay Offshore	—	—	(4,993)
Net loss attributable to shareholders of Teekay Corporation for basic loss per share	(79,237)	(163,276)	(128,175)
Reduction in net earnings due to dilutive impact of stock-based compensation in Teekay LNG, Teekay Offshore and Teekay Tankers and stock purchase warrants in Teekay Offshore	—	(90)	(25)
Net loss attributable to shareholders of Teekay Corporation for diluted loss per share	(79,237)	(163,366)	(128,200)
Weighted average number of common shares	99,670,176	86,335,473	79,211,154
Dilutive effect of stock-based compensation	—	—	—
Common stock and common stock equivalents	99,670,176	86,335,473	79,211,154
Loss per common share:
- Basic	(0.79)	(1.89)	(1.62)
- Diluted	(0.79)	(1.89)	(1.62)

The Company intends to settle the principal of the Convertible Notes in cash on conversion and calculates diluted earnings per share using the treasury-stock method. Stock-based awards and the conversion feature on the Convertible Notes that have an anti-dilutive effect on the calculation of diluted loss per common share, are excluded from this calculation. For the years ended December 31, 2018 and 2017, options to acquire 4.0 million shares and 3.6 million shares of Common Stock, respectively, had an anti-dilutive effect on the calculation of diluted earnings per common share. In periods where a loss attributable to shareholders has been incurred all stock-based awards and the conversion feature on the Convertible Notes are anti-dilutive.